Exhibit 99.1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 12b-25

NOTIFICATION OF LATE FILING

(CHECK ONE):	☒Form 10-K	☐ Form 20-F	☐ Form 11-K	☐ Form 10-Q	☐ Form N-SAR

	For Period Ended:	October 31, 2010

☐ Transition Report on Form 10-K
☐ Transition Report on Form 20-F
☐ Transition Report on Form 11-K
☐ Transition Report on Form 10-Q
☐ Transition Report on Form N-SAR
For the Transaction Period Ended:

READ INSTRUCTION (ON BACK PAGE) BEFORE PREPARING FORM. PLEASE PRINT OR TYPE.
NOTHING IN THIS FORM SHALL BE CONSTRUED TO IMPLY THAT THE COMMISSION HAS VERIFIED ANY INFORMATION CONTAINED HEREIN.

If the notification relates to a portion of the filing checked above, identify the Item(s) to which the notification relates:

PART I - REGISTRANT INFORMATION

GameTech International, Inc.
Full Name of Registrant

N/A
Former Name if Applicable

8850 Double Diamond Parkway
Address of Principal Executive Office (Street and Number)

Reno, Nevada 89521
City, State and Zip Code

PART II - RULES 12b-25(b) AND (c)

If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate)

☒	(a)	The reasons described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense;
☒	(b)
The subject annual report, semi-annual report, transition report on Form 10-K, Form 20-F, 11-K or Form N-SAR, or portion thereof, will be filed on or before the fifteenth calendar day following the prescribed due date; or the subject quarterly report of transition report on Form 10-Q, or portion thereof will be filed on or before the fifth calendar day following the prescribed due date; and

☒	(c)	The accountant’s statement or other exhibit required by Rule 12b-25(c) has been attached if applicable.

PART III - NARRATIVE

State below in reasonable detail the reasons why Forms 10-K, 20-F, 11-K, 10-Q, N-SAR, or the transition report or portion thereof, could not be filed within the prescribed time period:

GameTech International, Inc. (the "Company") is unable to file its Form 10-K for the year ended October 31, 2010 within the prescribed time period without unreasonable effort and expense.  The delay is primarily a result of management devoting a substantial amount of its time and effort to work with its lenders on an amendment or other resolution to the Company's credit facility in light of existing defaults.  At this time, no amendment or other resolution concerning the credit facility has been reached, and there can be no guarantee that an additional forbearance, amendment or other resolution will be entered into between the Company and its lenders. Regardless of the outcome of these negotiations, the Company plans to file its Form 10-K no later than February 15, 2011, as prescribed in Rule 12b-25.

SEC 1344 (03-05)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PART IV - OTHER INFORMATION

(1)	Name and telephone number of person to contact in regard to this notification

	Suzanne Chennault	775	850-6000
	(Name)	(Area Code)	(Telephone Number)

(2)
Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If answer is no, identify report(s).

☒ Yes			☐ No

(3)
Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof?

☒ Yes			☐ No

If so, attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made:

For the fiscal year ended October 31, 2010, we expect to report an approximate decrease of $12.6 million, or 26.4%, in net revenue as compared to the fiscal year ended November 1, 2009.  Net revenue in our bingo segment for 2010 is expected to decrease by approximately $9.0 million, or 23.1%, to approximately $30.1 million, compared to 2009.  VLT/slot revenue is expected to decrease $3.6 million, or 41.3%, to approximately $5.1 million.  The anticipated decrease in net bingo revenue is primarily due hall closures from both adverse economic conditions and regulatory changes, loss of customers to competitors, and price adjustments to respond to increased competition in regional markets.  The anticipated decrease in VLT/slot net revenue is primarily due to a higher proportion of lower unit revenue software conversion kits sold in 2010 compared to more higher priced cabinets and complete VLT units sold in 2009.

Cost of revenue is expected to decrease by approximately $3.8 million year over year, with bingo cost of revenue expected to decrease approximately $2.9 million, or 19.6%, and VLT/slot cost of revenue expected to decrease approximately $0.9 million, or 17.0%.  The anticipated decrease in bingo cost of revenue is primarily due to staff reductions to align our costs to lower business levels and a decrease in current depreciation expense as our Traveler and Tracker products became fully depreciated, offset in part by increased amortization related to the acquired license rights for our Explorer product.  The expected decrease in VLT/slot cost of revenue is due to lower sales volume and our classification of certain products and inventory as obsolete, resulting in additional depreciation and inventory write-downs included in cost of revenue.

Gross profit for the year ended October 31, 2010 is expected to decrease approximately $8.8 million, or 31.7%, to $19.0 million, as compared to the fiscal year ended November 2, 2009.  Bingo gross profit is expected to decrease approximately $6.1 million, or 25.2%, with VLT/slot gross profit expected to decrease approximately $2.7 million, or 78.2%, year over year.

Operating expenses for the fiscal year ended October 31, 2010 are expected to decrease by approximately $14.0 million, or 34%, to $27.3 million as compared to the prior year’s results.  The expected decrease is primarily the result of the goodwill impairment charge of $15.7 million and an impairment charge of $2.7 million for an obsolete gaming library recorded in fiscal 2009.

The Company expects to report a net loss for the year ended October 31, 2010 of approximately $18.9 million, compared to a net loss of approximately $10.5 million for the prior year.

This Form 12b-25 includes forwarding-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 regarding the Company and the financial results it expects to report that are not historical facts and are indicated by words such as “anticipate,” “expect,” “believe,” other formulations of those terms and similar terms.  Such forward-looking statements are based on the Company’s current expectations and beliefs, which are subject to change, and involve certain risks and uncertainties.  These risks and uncertainties may cause actual results to differ materially from those contained in the forward-looking statements.  The Company does not undertake any obligation to update any forward looking statement.

GameTech International, Inc.
(Name of Registrant as Specified in Charter)

has caused this notification to be signed on its behalf by the undersigned hereunto duly authorized.

Date	February 1, 2011	By	/s/ Suzanne Chennault
Suzanne Chennault Interim Chief Financial Officer

INSTRUCTION: The form may be signed by an executive officer of the registrant or by any other duly authorized representative. The name and title of the person signing the form shall be typed or printed beneath the signature. If the statement is signed on behalf of the registrant by an authorized representative (other than an executive officer), evidence of the representative's authority to sign on behalf of the registrant shall be filed with the form.

ATTENTION
INTENTIONAL MISSTATEMENTS OR OMISSIONS OF FACT CONSTITUTE FEDERAL CRIMINAL VIOLATIONS (SEE 18 U.S.C. 1001)